
cbdMD™
The Industry Leader in CBD
May 2023

Safe Harbor Statements & Disclaimers

This presentation contains certain forward-looking statements that are based upon current expectations and involve certain risks and uncertainties within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Such forward-looking statements can be identified by the use of words such as "should," "may," "intends," "anticipates," "believes," "estimates," "projects," "forecasts," "expects," "plans," and "proposes." These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements. You are urged to carefully review and consider any cautionary statements and other disclosures, including the statements made under the heading "Risk Factors" in cbdMD, Inc.'s Annual Report on Form 10-K for the fiscal year ended September 30, 2022, as filed with the Securities and Exchange Commission (the "SEC"), on December 17, 2022, and as amended on December 20, 2022 and May 2, 2023, and our other filings with the SEC. cbdMD, Inc. ("cbdMD" or the "Company") does not undertake any duty to update any forward-looking statements except as may be required by law. The information which appears on our websites and our social media platforms, including, but not limited to, Instagram and Facebook, is not part of this presentation.

These statements involve known and unknown risks, assumptions, uncertainties and other factors that may cause actual results or events to differ materially from those anticipated in such forward-looking statements.

The forward-looking statements are based on management's current opinions, estimates and assumptions in light of our experience and perception of historical trends, current trends, current conditions and expected future developments, as well as other factors that management currently believes appropriate and reasonable in the circumstances, including, among others, distribution chain and to the broader market for and customers of cbdMD's products, the impact of global conditions, general economic and financial conditions, product acceptance and competing products, internet and system infrastructure functionality, information technology security, cash available to fund operations, availability of capital, the successful integration of acquired businesses, changes in customer demand, and the risk factors described in greater detail in the cbdMD's most recent public documents on file with the SEC on www.sec.gov. cbdMD believes there is a reasonable basis for the expectations reflected in the forward-looking statements, however no assurance can be given that these expectations and the underlying opinions, estimates and assumptions will prove to be correct. The forward-looking statements included in this presentation should not be unduly relied upon by investors.

All of the forward-looking statements and information contained in this presentation speak only as of the date of this presentation and are expressly qualified by the foregoing cautionary statements. The Company expressly disclaims any obligation to update or alter statements containing any forward-looking statements, or the factors or assumptions underlying them, whether as a result of new information, future events or otherwise, except as required by applicable law. Investors should read the Company's public filings and consult their own professional advisors to ascertain and assess the income tax, legal, risk factors and other aspects of their investment in any securities of the Company.

Non-GAAP Measures

This presentation makes reference to Adjusted earnings before interest, taxes, depreciation and amortization ("Adjusted EBITDA") and gross profit excluding inventory provision are not recognized performance measures under U.S. GAAP. These non-GAAP financial measures should be considered supplemental to, and not a substitute for, our reported financial results prepared in accordance with GAAP. Adjusted EBITDA does not have a standardized meaning prescribed under U.S. GAAP and therefore may not be comparable to similar measures presented by other issuers. Adjusted EBITDA excludes share-based compensation, impairment of assets, transaction costs, legal settlement costs, restructuring charges, and adjustments for fair value. Adjusted EBITDA is included as a supplemental disclosure because management of the Company believes that such measurement provides a more meaningful assessment of the Company's operations on a continuing basis by eliminating certain non-cash charges and charges or gains that are infrequent. The most directly comparable measure to Adjusted EBITDA calculated in accordance with U.S. GAAP is net loss. Gross profit, excluding inventory provisions, is gross profit as stated in the Company's Consolidated Statements of Operations and Comprehensive Loss adjusted to exclude the non-cash inventory provisions. The Company believes such measurement provides a more meaningful assessment of the Company's gross profit on a continuing basis by eliminating non-cash inventory provisions. See "Adjusted EBITDA" in the Company's most recently available management's discussion and analysis of financial condition and results of operations in the Company's Annual Report on Form 10-K for the year ending September 30, 2022 and our subsequent Form 10-Q filings available on www.sec.gov for a reconciliation of Adjusted EBITDA to net (loss) income.

Third Party Information

This presentation includes market and industry data which was obtained from various publicly available sources and other sources believed by the Company to be true. Although the Company believes it to be reliable, the Company has not independently verified any of the data from third-party sources referred to in this presentation or analyzed or verified the underlying reports relied upon or referred to by such sources, or ascertained the underlying assumptions relied upon by such sources. The Company does not make any representation as to the accuracy of such information.

Certain numbers in this presentation may not be exact or add consistently due to rounding.


1.0 ML
0.50 ML
0.25
cbdMD
SLEEP·AID
CBD PM
500 MG
+MELATONIN
BERRY
cbdMD

Spotlight on cbdMD.

LEADING THE WAY

We were not first to market with CBD, but we're proud to be a leader in doing it right!

Founded: 2015
Acquired cbdMD brand: December 2018
Ticker: YCBD, YCBDpA (NYSE American)
HQ: Charlotte, NC
FY22 Net Sales: $35.4 Million
FYE: September

- Award winning, clinically supported products.
- Differentiated science and therapeutics program.
- cGMP Certified.
- Disciplined management.
- Nimble, scalable infrastructure.
- Diverse sales channels.
    - Proprietary E-Commerce Sites: **cbdMD.com, PawCBD.com.**
    - Thousands of retail locations and growing Retailer and Distributor base: **Wegmans, GNC, Save Mart.**
    - Global distribution footprint.



Our Mission

Our mission is simple: enhance people's overall quality of life through innovative, natural products developed and manufactured under industry-leading standards. Naturally, we don't just stop there. As an industry leader, our goal is to prioritize CBD education, awareness, accessibility, and consumer advocacy in our pursuit to solidify our position as a trusted authority in health and wellness. We believe that personal empowerment starts with proper education. Start here, stay well – with cbdMD.



cbdMD

Disciplined Operation Under Current Management

Leadership driving the turnaround with consistent earnings improvement.

SIMPLIFYING OUR BUSINESS

- Significant SKU rationalization
- Exited underutilized manufacturing production
- Outsourced production to format experts
- Optimizing channel mix and use of brokers & distributors

RATIONALIZING COSTS

- Exited unproductive contracts
- Reduced headcount from 180 to 60
- Exited leases and sublet additional space
- Focused on direct customer acquisition spend to lower cost of acquisition, drive customer growth

YCBD Key Operating Metrics



Cash Expenses ($M)
$16.00
$14.00
$12.00
$10.00
$8.00
$6.00
$4.00
$2.00
$0.00
Op Profit & Adj EBITDA ($M)
$1.00
$(1.00)
$(3.00)
$(5.00)
$(7.00)
$(9.00)
$(11.00)
$(13.00)
$(15.00)
3Q21
4Q21
1Q22
2Q22
3Q22
4Q22
1Q23
2Q23
Fiscal Calendar
Marketing
Payroll
Other Cash SG&A
GAAP Operating Profit[1]
Non-GAAP Adjusted EBITDA[2]

$33 million in annual run- rate SG&A cost reductions in 2Q23 vs 3Q21 and **$24 million** vs 2Q22.

[1] GAAP Operating Profit includes the following non-cash impairment of goodwill and intangibles expense: $18.18 million in 1Q22, $30.78 million in 3Q22, and $12 million in 4Q22.
[2] See Non-GAAP reconciliation of Results

cbdMD

Defining the Industry Standard

HERE AT CBDMD, WE PRIDE OURSELVES ON TWO THINGS: QUALITY AND INNOVATION.
Our goal is to produce the industry's highest-quality CBD while using state-of-the-art growing and extraction techniques.

LAB TESTED
Products go through extensive third-party testing by Regulated ISO Certified Labs

NON-THC*
Guaranteed non-detectable THC in all manufactured products

BROAD SPECTRUM
Proprietary hybrid-process that preserves valuable cannabinoids and terpenes

FULL SPECTRUM
Denotes a cbdMD product containing our full spectrum formula of CBD+THC and additional plant terpenes

CLINICALLY PROVEN
Products supported by both human and pet clinical studies

GMP CERTIFIED
Manufactured, packaged, & stored in high-tech FDA and NSF GMP Registered facilities

USA HEMP
American made - from the farm to the processing to the end product

PUBLICLY TRADED
Only American pure-play CBD company listed on the NYSE American: YCBD; YCBD-PA

*NON-THC is defined as below che level or detection using valid scientific analytical tools.

cbdMD®

For the Good of Everyone.

We are an industry leader and innovator in producing best-in-class, compliant, hemp-derived products.

Wellness solutions for everyone



cbdMD
CBD PM
cbdMD
GUMMIES
cbdMD
CBD OIL

NSF CERTIFIED SPORT

NSF FOR SPORT

*Built for Performance, Guaranteed THC Free**



cbdMD
GUMMIES
cbdMD
SOFTGELS

BROAD SPECTRUM

*THC Free**



paw cbd
HARD CHEWS
600mg

PAW CBD

Helping our Furry Friends



cbdMD
GUMMIES
cbdMD
SOFTGELS

FULL SPECTRUM

Full Plant Goodness



cbdMD
Δ9THC
cbdMD
Δ9THC
cbdMD
DELTA-9
TABLETS

DELTA 9

An Elevated Experience



cbdMD MAX

Exclusive Ingredients

cbdMD MAX For Pain

The first of its kind, first to market, botanically derived & combined with Full Spectrum CBD + THC for drug-free, non-habit forming relief.

Brand Power

Market share opportunity

Among the 2000+ plus brands of CBD in the US Market cbdMD is well positioned in the gummies and tinctures categories with brand share in rankings within the top 10 for both delivery categories.

Second Half Calendar Year 2022 BRAND SHARE
TINCTURES



2.5
2.34%
1.96%
1.75%
cbdMD
1.41%
1.36%
1.27%
1.17%
0.90%
0.84%

Second Half Calendar Year 2022 BRAND SHARE
GUMMIES



3.46%
3.34%
2.37%
1.73%
1.65%
1.39%
1.28%
cbdMD
1.27%
1.17%
1.11%

The industry is highly fragmented - significant market share gain potential!

Satisfaction
with cbdMD is strong

With 96% of those purchasing cbdMD highly satisfied and **95% of them rating the product high on effectiveness.** This leads to cbdMD maintaining **strong repeat purchase rates.**

cbdMD has maintained its strong market position despite the increased market decline. 2022 showed us that our brand loyalty is still strong.

INTENT TO
PURCHASE AGAIN
OVER TIME



92%
96%
90%
91%
90%
95%
Q3'21
Q4'21
Q1'22
Q2'22
Q3'22
Q4'22
Calendar Year

Source: Brightfield Group 2023

cbdMD

Brand Power

Market share opportunity

Among the 2000+ plus brands of CBD in the US Market cbdMD is well positioned in the gummies and tinctures categories with brand share in rankings within the top 10 for both delivery categories.

Second Half Calendar Year 2022 BRAND SHARE TINCTURES



2.5
2.34%
1.96%
1.75%
cbdMD
1.41%
1.36%
1.27%
1.17%
0.90%
0.84%

Second Half Calendar Year 2022 BRAND SHARE GUMMIES



3.48%
3.34%
2.37%
1.73%
1.65%
1.39%
1.28%
cbdMD
1.27%
1.17%
1.11%

The industry is highly fragmented - significant market share gain potential!

Satisfaction
with cbdMD is strong

With 96% of those purchasing cbdMD highly satisfied and **95% of them rating the product high on effectiveness.** This leads to cbdMD maintaining **strong repeat purchase rates**.

cbdMD has maintained its strong market position despite the increased market decline. 2022 showed us that our brand loyalty is still strong.

INTENT TO PURCHASE AGAIN OVER TIME



92%
96%
90%
91%
90%
95%
Q3'21
Q4'21
Q1'22
Q2'22
Q3'22
Q4'22
Calendar Year

Source: Brightfield Group 2023

cbdMD

cbdMD History Timeline & Milestones



2017
cbdMD
Company Founded Charlotte, NC
2018
NYSE
First CBD Company to be traded on the NYSE America
FARM BILL
Farm Bill 2018
CBD DAY
Creator & Founder of National CBD Day
2019
Pet Business Industry Recognition Award Dog Calming Aids - CBD Category
Creator & Founder of Pet CBD Month
BIG3
First CBD Company to sponsor major sports league
First CBD Company in the PGA Tour
CBD MONTH
Creator & Founder of National CBD Month
2020
Dog Calming Product of the Year Award Pet Independent Innovation Awards
First National Cable TV Connection "Conquer the Day"
Product of the Year Winner, CBD Sleep Aid & CBD opical
paw cbd
PawCBD Website Launch
2021
NASC
NASC certification
Product of the Year Winner, cbdMD Gummies, PawCBD Hard Chews
International (UK) DTC Website Launch
2022
cbdMD
Human Clinical Finished up
GNC
GNC Launches Nationwide
Enter Japan
Wegmans
Wegmans launch
NSF CERTIFIED SPORT
First NSF Product
cbdMD
paw cbd
Kick off pet and human clinicals
Food Standards Agency
UK and EU Validated FSA
2023
amazon.co.uk
Amazon UK launch
paw cbd
Pet clinical results

Inside the Bottle Unmatched Science

Defining the industry standard for product development and regulation in Washington.

What you see on the label is in the bottle. You can trust in safety.

Certifications & Our Partners

- First CBD Company to Earn Prestigious NSF International's Certified for Sport® Certification.
- First American CBD Brand to Receive Validation by the United Kingdom Food Standards Agency.
- EU's Food Safety Authority Validated cbdMD's Hemp Extract Formulation, currently only validated CBD.
- cbdMD's Dr. Swift presented information to FDA Science Board pertaining to appropriate CBD regulation.
- Launched "Regulatory Roadmap For The CBD Industry" with The Natural Products Association.
- Earned NASC Quality Seal for its PAW CBD line of products.
- Certified NSF 455 cGMP - Our products are made in FDA registered facilities which are independently cGMP certified.
- Completed Human and Pet Clinical studies under cbdMD Therapeutic division.

Clinically Studied

Proven Product - Tangible Results!

Supports qualified marketing claims for efficacy benefits

Guides product development - Path to structure function claims

CBD Human Clinical Study[2]

UNIVERSITY OF SOUTH CAROLINA

April 2021 - October 2022[1]

PRODUCT: BROAD SPECTRUM TINCTURE

Demonstrated Efficacy:

- Pain reduction
- Inflammation reduction
- Mood improvement
- Immunity boosting

Clinical Study Results:

- Statistically significant differences between groups from start to study conclusion in pain and discomfort (p-value <0.046). Study indicated pain and discomfort decreased in part of the test product group while significantly increasing in part of the placebo group.
- Statistically significant differences between groups in the overall pain index (p=0.03). Pain significantly decreased for part of the test product group while significantly increasing in part of the placebo group.



[1]Conducted studies were randomized, double blind, placebo controlled

[2]These studies are not FDA approved and our products have not been evaluated for any treatments.

Paw CBD Clinical Study[2]

COLORADO STATE UNIVERSITY

June 2021 - October 2022[1]

PRODUCT: BROAD SPECTRUM TINCTURE

Demonstrated Efficacy:

- Improved mobility
- Improved gait
- Improved accelerometry
- Lower observed pain (Owner Subjective)
- Improved quality of life (Owner subjective)

"The cbdMD study adds further data to the current literature, suggesting that CBD may be a valuable addition to other forms of pain control for our canine patient."

- Felix Duerr, DMV, DACVS-SA, DECVS, Assistant Professor, College of Veterinary Medicine and Biomedical Sciences, Colorado State University.



cbdMD


KNIGHTS
22

Leading On and Off the Field: **NSF Sport**

What is NSF for Sport Product?

- Ensures that you can incorporate CBD into your health and wellness routine without worrying about failing a drug test for THC
- Tested for 280 known banned substances that are on the World Anti-Doping Agency List of Prohibited Substances through the most trusted third-party supplement validation company in the world (NSF)
- **Powered by cbdMD's clinically proven CBD supporting pain and inflammation and recovery**

cbdMD Leading the Way...

- First broad spectrum tincture (1Q CY22)
- First sleep CBD product (1Q CY22)
- First and only gummy - the preferred CBD format (4Q CY22)
- Highest certified CBD Strength - 50mg per servings

NSF CERTIFIED SPORT


cbdMD
GUMMIES
CBD

Beyond the Field Opportunities

- Athletes, First Responders, Teachers, and Anyone facing drug testing that wants to enjoy the benefits of CBD

Opening Doors and Building Credibility

- Big Box Retail, Hospitality, Travel

cbdMD

Omni-channel Access

We want to make it easy for consumers to find and purchase cbdMD or Paw CBD products. Our strength has historically been online; we continue to bolster our channel expertise and working with the right channel partners.

DIRECT TO CONSUMER

Continue to dominate online market share with best-in-class products and superb digital experience.

MASS RETAIL

Added resources with deep food, mass, grocery and convenience experience and continue to gain momentum and market share in 2023.

GNC LIVE WELL

Wegmans

amazon.co.uk


cbdMD
GUMMIES
CBD

INTERNATIONAL MARKETS

cbdMD products are available in over 28 countries. With our regulatory rigor we have products registered in, and growing revenue in the UK, Japan, and Central and South America.

SPECIALTY RETAIL

Our sales teams continue to expand the existing thousands of specialty locations and distributor relationships.

Making it easier than ever to feel better than ever!

The **Best** is Yet to Come.

We're building scalable growth to bring the best product solutions to market - a massive addressable market

US CBD Market Size Forecast[1]



$10 B
$7.5 B
$5 B
$2.5 B
2023
2024
2025
2026
2027
2028

By 2028, CBD sales are expected to **double to $10 billion[1]**, driven by:

- Ingestibles like gummies, capsules and drinks (40% CAGR)[1]
- Larger mainstream distribution channels, including Mass, Grocery and C-Store (+30% CAGR)[1]
- Market expected to consolidate

2028

$10B

TOP 10

IBIS World predicts CBD is a **TOP 10 GROWING INDUSTRY FOR 2023 and 2024,** growing at 28%[2].

[1] Brightfield Group Report: US CBD Market Size with Federal Regulations

[2] IBIS World

Business Mindset

The path to profitability and creating shareholder value


DISCIPLINED OPERATIONS
Simplify
Rationalize
CUSTOMER FIRST PHILOSOPHY
Experience &
Community
REVENUE GROWTH
cbdMD
STRATEGIC, ACCRETIVE ACQUISITIONS

cbdMD

Marketing Customer Centric


DEEPER CONNECTION TO DAILY REGIME WITH THE BRAND
IMPROVE CUSTOMER EXPERIENCE
INCREASING CUSTOM FLOWS UPSELL/CROSS SELL OPPORTUNITIES
INCREASE CONVERTION RATE
PROSPECTING + RETARGETING AD CAMPAIGNS
GROWTH
NEW BRAND AMBASSADOR PROGRAM
INCREASE CUSTOMER RETENTION
LARGER SCALE INFLUENCER PROGRAM Q3
LOYALTY PROGRAM



cbdMD

Key Growth Initiatives

- **Scaling ecommerce** through smart, profitable marketing investments.
- Leveraging the right partnerships and **advocates** to scale traffic and brand awareness.
- Enter new categories to **expand customer base** and add wallet share.
- **Add sales resources** with specific channel expertise.
- Add key retailers, distributors and brokers to **scale wholesale reach.**
- Select **international opportunities** (UK, Japan, Central & South America).
- **Accretive M&A** that adds strategic customers, channels or innovative products.


cbdMD
CALM GUMMIES
CBD + THC
cbdMD
SOFTGELS
CBD
cbdMD
SLEEP GUMMIES
CBD + THC
cbdMD
SLEEP PM
cbdMD
CAPSULES
cbdMD
GUMMIES
CBD + THC
cbdMD
GUMMIES
CBD

Operational & Ownership Metrics



87.5%
CBDMD
9.9%
PAW CBD
2.6%
OTHER

Direct-To-Consumer Net Sales by Brand (YTD)[1]



90.3%
CBDMD
9.7%
PAW CBD

Wholesale Net Sales by Brand (YTD)[1]



80%
E-COMMERCE
CBDMD.COM
20%
WHOLESALE
& RETAIL

Overall Net Sales by Channel (YTD)[1]



73%
PUBLIC
27%
OFFICERS,
DIRECTORS
& INSIDERS

Ownership of Common Stock[2]

LISTING & CAPITALIZATION INFORMATION

Common Stock	YCBD
8.0% Series Cumulative Convertible Preferred Stock	YCBDpA
Exchange	NYSE American
Common Shares Outstanding[2,3]	2,855,117
Preferred Shares Outstanding[2]	5,000,000
FY End	Sep. 30

[1] as of March 31, 2023
[2] as of May 3, 2023, post the 1:45 reverse stock split
[3] excludes:
- 182,223 Shares of common stock issuable upon conversion of 5,000,000 shares of 8.0% Series A Cumulative Convertible Preferred Stock
- 39,987 shares of common stock issuable upon the exercise of outstanding options with a weighted average exercise price of $148.47
- 1,004 shares of common stock issuable upon unvested restricted stock awards.
- 10,888 shares of common stock issuable upon exercise of warrants with the wtg avg exercise price of $184.50
- 87,307 Earnout Shares which may be issued subject to the satisfaction of earnout targets pursuant to the rights granted as consideration for the mergers with Cure Based Development which closed on December 20, 2018
- 283,593 shares under our equity line of credit with Keystone Capital Partners, LLC
- 40,405 shares subject to vesting under our agreement with a360 Media, LLC

Operational & Ownership Metrics


87.5%
CBDMD
9.9%
PAW CBD
2.6%
OTHER

Direct-To-Consumer Net Sales by Brand (YTD)[1]


9.7%
PAW CBD
90.3%
CBDMD

Wholesale Net Sales by Brand (YTD)[1]


20%
WHOLESALE & RETAIL
80%
E-COMMERCE CBDMD.COM

Overall Net Sales by Channel (YTD)[1]


27%
OFFICERS, DIRECTORS & INSIDERS
73%
PUBLIC

Ownership of Common Stock[2]

LISTING & CAPITALIZATION INFORMATION

Common Stock	YCBD
8.0% Series Cumulative Convertible Preferred Stock	YCBDpA
Exchange	NYSE American
Common Shares Outstanding[2,3]	2,855,117
Preferred Shares Outstanding[2]	5,000,000
FY End	Sep. 30

[1] as of March 31, 2023
[2] as of May 3, 2023, post the 1:45 reverse stock split
[3] excludes:
- 182,223 Shares of common stock issuable upon conversion of 5,000,000 shares of 8.0% Series A Cumulative Convertible Preferred Stock
- 39,987 shares of common stock issuable upon the exercise of outstanding options with a weighted average exercise price of $148.47
- 1,004 shares of common stock issuable upon unvested restricted stock awards.
- 10,888 shares of common stock issuable upon exercise of warrants with the wtg avg exercise price of $184.50
- 87,307 Earnout Shares which may be issued subject to the satisfaction of earnout targets pursuant to the rights granted as consideration for the mergers with Cure Based Development which closed on December 20, 2018
- 283,593 shares under our equity line of credit with Keystone Capital Partners, LLC
- 40,405 shares subject to vesting under our agreement with a360 Media, LLC

Financial Information

QUARTER ($MM)	3Q21	4Q21	1Q22	2Q22	3Q22	4Q22	1Q23	2Q23
Revenue	$ 10.56	$ 9.79	$ 9.63	$ 9.63	$ 8.59	$ 7.86	$ 6.09	$ 6.24
				19.0				
Gross Profit	$ 7.19	$ 5.74	$ 4.99	$ 6.40	$ 5.93	$ 5.01	$ 3.57	$ 4.01
	$ 68%	$ 59%	$ 54%	$ 66%	$ 69%	$ 64%	$ 59%	$ 64%
								$ 8.45
Total SG&A	$ 13.87	$ 12.76	$ 11.96	$ 11.41	$ 8.28	$ 7.91	$ 7.61	$ 5.42
Impairment of goodwill and other intangible assets	$ -	$ -	$ 18.18	$ -	$ 30.78	$ 12.00	$ -	$ -
GAAP Operation Profit (Loss)	$ (6.68)	$ (7.01)	$ (25.15)	$ (5.01)	$ (33.13)	$ (14.90)	$ (4.04)	$ (1.41)
Marketing	$ 5.80	$ 4.80	$ 4.83	$ 4.91	$ 3.91	$ 2.82	$ 1.97	$ 1.30
Payroll	$ 4.49	$ 4.15	$ 3.76	$ 3.49	$ 2.87	$ 2.70	$ 2.33	$ 1.96
Other Cash SG&A	$ 3.37	$ 3.33	$ 2.84	$ 2.64	$ 2.35	$ 2.07	$ 2.28	$ 1.99
Cash SG&A	$ 13.66	$ 12.27	$ 11.43	$ 11.04	$ 9.13	$ 7.60	$ 6.59	$ 5.25
	$	$	$	$	$	$	$	$
GAAP (loss) from operations	**$ (6.68)**	**$ (7.01)**	**$ (25.15)**	**$ (5.01)**	**$ (33.13)**	**$ (14.90)**	**$ (4.04)**	**$ (1.41)**
Adjustments:								
Depreciation & Amortization	$ 0.25	$ 0.30	$ 0.34	$ 0.60	$ 0.44	$ 0.46	$ 0.38	$ 0.38
Employee and director stock compensation (1)	$ 0.96	$ 1.10	$ 1.01	$ 0.75	$ (0.94)	$ 0.27	$ 0.14	$ 0.12
Other non-cash stock compensation for services (2)	$ 0.03	$ -	$ -	$ -	$ -	$ -	$ 0.88	$ -
Inventory adjustment (3)	$ 0.05	$ 0.67	$ 0.88	$ -	$ -	$ -	$ -	$ -
Impairment of goodwill and other intangible assets (4)	$ -	$ -	$ 18.18	$ -	$ 30.78	$ 12.00	$ -	$ -
Accrual for severance (5)	$ -	$ -	$ -	$ 0.02	$ 0.11	$ -	$ -	$ -
A360 Media Trade Credit (6)	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ 0.11
Non-GAAP adjusted EBITDA (loss) from operations	$ (5.39)	$ (4.94)	$ (4.73)	$ (3.63)	$ (2.75)	$ (2.17)	$ (2.64)	$ (0.80)

Reconciliation of Non-GAAP Information

[1] Represents non-cash expense related to options, warrants, restricted stock expenses that have been amortized during the periods.

[2] Represents non-cash expense related to options, warrants, restricted stock expenses that have been amortized during the periods.

[3] Represents an operating expense related to inventory loss related to regulatory changes impacting labels and packaging and obsolete/expired inventory.

[4] Represents non-cash impairment of the cbdMD trademark and goodwill impairment during periods.

[5] Represents severance expenses relating to terminations during the periods.

[6] Represents non-cash amortization of the A360 Media, LLC equity transaction.


cbdMD
CBD OIL

Thank **You.**

For More Information:

ir@cbdmd.com

cbdMD